SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e) (2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

QSGI INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[_]	Fee paid previously with preliminary materials.
[_]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

QSGI INC.
70 Lake Drive
Hightstown, NJ 08520
609-426-4666

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 18, 2006.

The 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of QSGI INC., a Delaware corporation (the “Company”), will be held at 9:00 a.m., local time, on SEPTEMBER 18, 2006, at the Hilton Palm Beach Airport, 150 Australian Avenue, West Palm Beach, FL, 33401 for the following purposes:

(1)
To vote upon an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of common shares which the Company is authorized to issue from 55,000,000 to 95,000,000 shares of Common Stock, par value $.01 per share; and

(2)
To vote upon an amendment to the Company's Amended and Restated Bylaws that would allow for 3 year staggered terms of office for the directors beginning at the Annual Meeting of Stockholders in 2006; and

(3)
To elect seven members to the Company’s Board of Directors to hold office until their term expires at the Company’s Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

(4)	To ratify the appointment of RubinBrown LLP as the Company's independent certified public accountant for the fiscal year ending December 31, 2006; and

(5)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on August 10, 2006, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. You can vote if you were a shareholder of record on August 10, 2006. Our 2005 annual report, which is not a part of the proxy soliciting material, is enclosed.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors

Hightstown, NJ	MARC SHERMAN
August 10, 2006	CHAIRMAN OF THE BOARD

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTENED THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

QSGI INC.
70 Lake Drive
Hightstown, NJ 08520
609-426-4666

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of QSGI INC., a Delaware corporation (the “Company”), of proxies from the holders of the Company’s common stock, par value $.01 per share (the “Common Stock”), for use at the 2006 Annual Meeting of Stockholders of the Company to be held at 9:00 a.m., local time, on SEPTEMBER 18, 2006, at the Hilton Palm Beach Airport, 150 Australian Avenue, West Palm Beach, FL 33401, and at any adjournment or postponement thereof (the “Annual Meeting”), pursuant to the enclosed Notice of Annual Meeting of Stockholders.

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is August 18, 2006. Stockholders should review the information provided herein in conjunction with the Company’s 2005 Annual Report, which was filed with the Securities and Exchange Commission on March 30, 2006, and the Company’s quarterly filings on Form 10-QSB. The Company’s principal executive offices are located at 70 Lake Drive, Hightstown, NJ 08520 (609) 426-4666.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company’s Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company’s President at the Company’s executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

OTHER MATTERS; DISCRETIONARY VOTING

Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

•	Filing with the President of the Company, before the polls are closed with the respect to the vote, a written notice or revocation bearing a later date than the proxy;

•	Duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or

•	Attending the Meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy).

Any written notice revoking a proxy should be sent to Marc Sherman, QSGI INC., 70 Lake Drive, Hightstown, NJ 08520.

PURPOSE OF THE MEETING

At the Annual Meeting, the Company’s Stockholders will consider and vote upon the following matters:

(1)	To elect seven members to the Company’s Board of Directors to hold office until the Company’s Annual Meeting of Stockholders in 2007 or until their successors are duly elected and qualified; and

(2)	To ratify the appointment of RubinBrown LLP as the Company’s independent certified public accountant for the fiscal year ending December 31, 2006; and

(3)
To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of common shares which the Company is authorized to issue from 55 million to 95 million shares of Common Stock, par value $.01 per share; and

(4)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the nominees for director named below; (b) FOR the proposal to ratify the appointment of RubinBrown LLP as the Company’s independent certified public accountant and (c) FOR the proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of common shares which the Company is authorized to issue. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholders will be voted in accordance with the specification so made.

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

The Company’s Common Stock is listed on the ArcaEx exchange under the symbol “QGI”. Inclusion on the ArcaEx exchange permits price quotation for our shares to be published by such service.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on August 10, 2006 as the record date (the “Record Date”) for determining Stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of the date herein, there are 31,172,716 shares of Common Stock, $.01 value (the “Common Stock”) issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting.

The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The ratification of the appointment of RubinBrown LLP as the Company’s independent certified public accountant for the fiscal year ending December 31, 2006 will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no affect on the outcome of the proposals to be voted upon at the Annual Meeting.

Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such Inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

A list of Stockholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company’s principal executive office for a period of 10 days prior to the Annual Meeting, and at the Annual Meeting itself.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of August 10, 2006 by: (i) each person known to the Company to own beneficially more than five percent of the Common Stock; (ii) each director of the Company and nominee for election as a director; (iii) each current executive officer named in Summary Compensation Table; and (iv) all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of SEC. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares beneficially owned includes common stock that the named person has the right to acquire, through conversion or option exercise or otherwise, within 60 days after August 10, 2006. Beneficial ownership calculations for 5 % stockholders are based on our knowledge and publicly-filed Schedule 13Ds or 13Gs. unless otherwise indicated; the address of each beneficial owner listed below is c/o President, QSGI INC., 70 Lake Drive, Hightstown, NJ 08520. Percentage of beneficial ownership is based on 31,172,716 shares of common stock outstanding as of August 10, 2006, 15,036,278 shares of common stock that may be acquired pursuant to warrants, options and redeemable convertible preferred stock on or before June, 2017.

Title of Class	Name and Address of Beneficial Owner(3)	Amount and Nature of Beneficial Owner(1)	Percent of Class
Common	Marc Sherman (2) c/o 70 Lake Drive Hightstown, NJ 08520	6,016,300	13.0%
Common	Seth A. Grossman c/o 70 Lake Drive Hightstown, NJ 08520	3,425,000	7.4%
Common	Edward L. Cummings c/o 70 Lake Drive Hightstown, NJ 08520	3,716,200	8.0%
Common	Joel L. Owens c/o 70 Lake Drive Hightstown, NJ 08520	70,000	*
Common	Vivek J. Agarwal c/o 70 Lake Drive Hightstown, NJ 08520	300,000	*
Common	David A. Harris c/o 70 Lake Drive Hightstown, NJ 08520	425,000	*
Common	R. Keith Elliott c/o 70 Lake Drive Hightstown, NJ 08520	525,000	1.1%
Common	John F. Cunningham c/o 70 Lake Drive Hightstown, NJ 08520	255,000	*
Common	Geoffrey A. Smith c/o 70 Lake Drive Hightstown, NJ	100,000	*
Common	Robert W. VanHellemont c/o 70 Lake Drive Hightstown, NJ 08520	298,500	*
Common	All Directors and Executive Officers as a Group (10 Persons)	15,131,000	32.7%

*	The amount shown is less than 1% of the outstanding shares of common stock.
1.
This table includes presently exercisable stock options. The following directors and executive officers hold the number of presently exercisable options (all of which may be exercised at any time) set forth following their respective names: Edward L. Cummings - 1,600,000; R. Keith Elliott - 525,000; Seth A. Grossman - 3,425,000; Vivek Agarwal - 300,000: David A. Harris - 275,000; Joel L. Owens - 60,000: Marc Sherman - 3,375,000; John F. Cunningham - 100,000; Geoffrey A. Smith - 100,000; Robert W. VanHellemont - 275,000; and all directors and executive officers as a group (10 persons) - 10,035,000.

2.	Includes 85,300 shares beneficially owned by Mr. Sherman’s children for whom Mr. Sherman has sole voting and dispositive power.

Option Grants in Last Fiscal Year

The following table contains information concerning the grant of Stock Options to the named executive officers during 2005:

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in 2005	Exercise Price ($/Sh)	Expiration Date	Grant Date Present Value ($)
Marc Sherman	1,000,000	16.5%	$ 2.50	Mar -15	$ 1,845,000	(1)
Seth A. Grossman	3,000,000	49.6%	$ 2.75	Mar - 15	$ 6,129,000	(2)
Edward L. Cummings	500,000	8.3%	$ 2.50	Mar -15	$ 922,000	(1)
Vivek J. Agarwal	300,000.5%		$ 2.75	Mar - 11	$ 578,000	(3)

(1)
Based on the grant date present value of $2.02 per option share which was derived using the Black-Scholes option pricing model and is not intended to forecast future appreciation of the Company’s common share price. The Black-Scholes model was used with the following assumptions: dividend yield of 0%; expected volatility of 210.6%; risk-free interest rate of 4.30%; and expected lives of 5 years.

(2)
Based on the grant date present value of $2.24 per option share which was derived using the Black-Scholes option pricing model and is not intended to forecast future appreciation of the Company’s common share price. The Black-Scholes model was used with the following assumptions: dividend yield of 0%; expected volatility of 213.5%; risk-free interest rate of4.18%; and expected lives of 5 years.

(3)
Based on the grant date present value of $2.22 per option share which was derived using the Black-Scholes option pricing model and is not intended to forecast future appreciation of the Company’s common share price. The Black-Scholes model was used with the following assumptions: dividend yield of 0%; expected volatility of 210.6%; risk-free interest rate of 4.30%; and expected lives of 5 years.

Option Exercises and Fiscal Year-End Values

The following table sets forth information with respect to the named executive officers concerning the exercise of options during 2005 and unexercised options held on December 31, 2005:

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
	Exercised in 2005		Number of Securities Underlying Unexercised Options at Year End 2005 (#)		Value of Unexercised In-The-Money Options at Year End 2005 ($)
Name	Shares Acquired Upon Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Marc Sherman	--	$--	3,375,000	--	$1,514,000	--
Seth A. Grossman	--	$--	3,425,000	--	173,000	--
Edward L. Cummings	--	$--	1,600,000	--	1,038,000	--
Joel L. Owens	--	$--	60,000	--	104,000	--
Vivek J. Agarwal	--	$--	300,000	--	--	--
David A. Harris	--	$--	225,000	--	216,000	--

Set forth in the table below is information, as of August 10, 2006, with respect to persons known to the Company (other than the directors and executive officers shown in the preceding table) to be the beneficial owners of more than five percent of the Company’s issued and outstanding Common Stock:

Name and Address	Number of Shares Beneficially Owned	Percent Of Class
Circle T Partners, LP 623 Fifth Avenue Suite 2501 New York, NY 10022	2,158,400	6.9%
Pike Capital Partners, LP 275 Madison Avenue Suite 418 New York, NY 10016	5,555,972	17.8%

BOARD OF DIRECTORS AND OFFICERS

The current Board of Directors consists of Marc Sherman, Seth A. Grossman, Edward L. Cummings, R. Keith Elliot, Robert W. VanHellemont, Geoffrey A. Smith and John F. Cunningham. Their biographies are in Proposal One herein.

Our executive officers consist of Marc Sherman, our Chairman, Chief Executive Officer, Seth A. Grossman, our Chief Operating Officer and Edward L. Cummings, our Chief Financial Officer.

The Company’s non-employee directors receive a fixed quarterly fee in the amount of $6,250 per quarter. Reasonable travel expenses are reimbursed when incurred. Individuals who become directors are automatically granted an initial option to purchase 100,000 shares of common stock on the date they become directors. Each of such options is granted pursuant to the Company’s 2002 Flexible Stock Plan. During 2005, Messrs. Elliott, VanHellemont, Smith and Cunningham were each granted annual option awards of 100,000 stock options to purchase 100,000 shares of the Company’s common stock for an exercise price of $2.50, $2.50, $1.64 and $1.54, respectively. Directors who are not also executive officers are not eligible to participate in any of the Company’s other benefit plans.

COMMITTEES OF THE BOARD OF DIRECTORS

The current Board committees and their responsibilities are listed below. The descriptions are merely summaries. Each committee is subject to additional details and qualifications imposed by applicable law, the Company’s certificate of incorporation and by-laws, the committees’ respective charters and resolutions of our board. The Audit Committee, Compensation Committee and Governance Committee charters may be found on the Company’s Web site at www.qsgi.com in the Investors section under Corporate Governance.

Audit Committee and Audit Committee Report

Audit Committee

The Audit Committee of the Board of Directors operates pursuant to a written charter and is comprised of three directors, each of whom is independent under applicable Securities and Exchange Commission (“SEC”) standards. Our Audit committee reviews the work of our independent auditors and management to ensure that each is properly discharging its responsibilities in the area of financial control and reporting. During 2005, the audit committee was expanded to three persons, all of whom are outside directors. The committee met four times during 2005. This committee presently consists of Messrs. VanHellemont, Elliott and Smith. Our Board of Directors has designated Mr. Elliott as the Audit Committee’s “Financial Expert” as that term is defined in Item 401 (e) of Regulation S-B of the Securities Act of 1933, as amended, based on his understanding of financial statements and his career with Hercules, Inc. and has designated Mr. VanHellemont as the committee’s Chairman based on his understanding of financial statements and his career with the Varilease companies.

The Audit Committee’s responsibilities include:

•	Reviewing the scope, plans and results to the Company’s external Audits and financial statements,

•	Recommending to the Board the selection of the Company’s independent registered public accounting firm,

•	Reviewing the Company’s financial condition,

•	Reviewing the quality and integrity of the Company’s financial reporting process and procedures,

•	Reviewing the Company’s significant business and financial risks and exposures and evaluating the adequacy of the Company’s internal controls in connection with such risks and exposures,

•	Reviewing our compliance with legal and regulatory requirements, including SEC requirements regarding audit related matters,

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and has direct access to the independent auditors as well as all of our personnel. The Audit Committee also has the authority to engage, at our expense, special legal, accounting or such other consultants it deems necessary to assist in the performance of its duties. While the Audit Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the registered public accountants.

Audit Committee Report

This section is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any filing of the Corporation under the Securities Act or the Securities Exchange Act of 1934, each as amended, regardless of date or any other general incorporation language in such filing.

The Audit Committee has reviewed and discussed the audited financials statements of the Corporation as of and for the year ended December 31, 2005 as well as each set of quarterly unaudited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the independent auditors their independence from the Corporation.

Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financials statements be included in the Corporation's Annual report on Form 10-KSB for the year ended December 31, 2005, and on a quarterly basis that the unaudited financials be included in the Corporation's quarterly filings on Form 10-QSB, for filing with the SEC.

AUDIT COMMITTEE
Robert W. VanHellemont, Chair
R. Keith Elliott
Geoffrey A. Smith

August 10, 2006

Compensation Committee

The Compensation Committee of the Board of Directors operates pursuant to a written charter and is comprised of three directors. This committee presently consists of Messrs. Elliott, VanHellemont and Cunningham. The committee met 4 times during 2005 in person or by telephone. Our Board of Directors has designated Mr. Elliott as the committee’s Chairman.

The Compensation Committee’s responsibilities include:

•
Reviewing and approving the corporate goals and objectives pertaining to the compensation of the Chief Executive Officer and other executive officers of the Company including the President, Chief Financial Officer and any Executive Vice President or operating division head, evaluate individual current year performance in light of the established goals and set annual compensation for the Chief Executive Officer and other executive officers of the Company including the President, Chief Financial Officer and any Executive Vice President or operating division head, including salary and bonus targets for the upcoming year.

•
The Committee shall review the evaluation process and compensation structure for the other members of senior management and provide oversight regarding management's decisions concerning the performance and compensation of such senior management personnel.

•
The Committee shall receive and review reports assembled by the Company's staff regarding the status of Board compensation in relation to other U.S. corporations of similar size and a peer industry survey group and make recommendations to the Board and shareholders regarding changes in Board compensation as it deems appropriate.

•
The Committee shall review the Company's stock option plans and other equity-based plans and recommend changes to the Board as it deems appropriate. The Committee shall have authority as shall be granted by the Board under the terms of any such plan with respect to the granting of options or awards there under and the administration of such plans.

Corporate Governance Committee

The Corporate Governance Committee of the Board of Directors operates pursuant to a written charter and is comprised of three directors. This committee presently consists of Messrs. Cunningham, Smith and Elliott. The Corporate Governance Committee was established in August, 2005 and met two times during 2005 either in person or by telephone. Our Board of Directors has designated Mr. Cunningham as the committee’s Chairman.

The Corporate Governance Committee’s responsibilities include:

•
Assisting the Board, in conjunction with the audit committee, in fulfilling its responsibilities with respect to overseeing the Company’s policies, practices and procedures relating to risks and risk management.

•	Reviewing the committee structure and charters of the Board.

•	Making recommendations to the Board with respect to matters of corporate governance.

•	Presenting qualified candidates to the Board for election as directors.

•	Exercising the authority of the Board with respect to matters relating to the interests of the Company’s shareholders.

EXECUTIVE COMPENSATION

The following table sets forth for fiscal years ended December 31, 2005 and 2004 the total remuneration awarded to, paid to, or earned by, the Company’s Chief Executive Officer and its four other most highly compensated executive officers.

Summary Compensation Table
					Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options / SAR’s (#)	LTIP Payouts (#)	All Other Compensation ($)

Marc Sherman (1)	2005	$424,000	$100,000	-	-	1,000,000	$-	$-
Chairman, and CEO	2004	$265,385	-	$5,500	-	1,000,000	$-	$-

Seth A. Grossman (1)	2005	$267,446	-	-	-	3,000,000	-	-
President and COO	2004	-	-	-	-	-	-	-

Edward L. Cummings (1)	2005	$254,400	$100,000	-	-	500,000	$-	$-

Summary Compensation Table
Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options / SAR’s (#)	LTIP Payouts (#)	All Other Compensation ($)
Vice President, Treasurer	2004	$141,346	-	$5,500	-	500,000	$-	$-
and CFO

Joel L. Owens(2)	2005	$468,216	-	-	-	60,000	$-	$-
Chief Operating Officer	2004	$141,667	-	-	-	60,000	$-	$-

Vivek Agarwal	2005	$151,538	-	-	-	300,000	$-	$-
Vice President Global	2004	-	-	-	-	-	$-	$-
Business Development

David A. Harris	2005	$109,423	-	-	-	-	$-	$-
Vice President IT	2004	$89,415	-	-	-	-	$-	$-

(1)	See “Employment Contracts” below for agreements entered into with executive officers.
(2)	Named as COO on September 23, 2004. His employment started on May 1, 2004. Mr. Owens resigned as COO as of February 14, 2005.

Employment Agreements

Contract with Marc Sherman

Effective October 1, 2004, the Company entered into a contract with Mr. Sherman whose term of Employment pursuant to this Agreement shall be for continuously rolling three (3) year periods unless either party gives the other party notice that it, the party giving notice, wishes to cease the continuous rolling term provision feature, with the next contract anniversary (i.e. October 1 of each year) and thereby fix the term for a period of three (3) years from the next contract anniversary. The base salary under the agreement is $424,000 per annum, plus benefits.

Contract with Seth A. Grossman

Effective March 14, 2005, the Company entered into a contract with Mr. Grossman whose term of Employment pursuant to this Agreement shall be for continuously rolling three (3) year periods unless either party gives the other party notice that it, the party giving notice, wishes to cease the continuous rolling term provision feature, with the next contract anniversary (i.e. January 1 of each year) and thereby fix the term for a period of three (3) years from the next contract anniversary. The base salary under the agreement is $339,200 per annum, plus benefits.

Contract with Edward L. Cummings

Effective October 1, 2004, the Company entered into a contract with Mr. Cummings whose term of Employment pursuant to this Agreement shall be for continuously rolling three (3) year periods unless either party gives the other party notice that it, the party giving notice, wishes to cease the continuous rolling term provision feature, with the next contract anniversary (i.e. October 1 of each year) and thereby fix the term for a period of three (3) years from the next contract anniversary. The base salary under the agreement is $254,400 per annum, plus benefits.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file certain reports with the SEC regarding ownership of, and transactions in, our securities. Such officers, directors and 10% shareholders are also required by the SEC to furnish us with all Section 16(a) forms that they file.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with during the fiscal year ended December 31, 2005.

AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

During the fiscal years ended December 31, 2005 and 2004, we paid the following fees, including out of pocket expense reimbursements, to RubinBrown LLP:

2005		2004
Audit Fees Audit-Related Fees (1) Tax Fees (2) Total	$ 124,056 11,700 22,870 $ 158,626	$108,358 24,450 9,250 $ 142,058

(1) Audited-related fees include consultation concerning financial accounting and reporting standards and acquisitions, and work performed in connection with registration statements filed with the SEC.

(2) Tax Fees include tax planning and compliance for federal and state income taxes.

QSGI INC.’s Audit Committee approves the engagement of an accountant to render all audit and non-audit services prior to the engagement of the accountant based upon a proposal by the accountant of estimated fees and scope of the engagement. QSGI INC.’s Audit Committee has received the written disclosure and the letter from RubinBrown LLP required by Independence Standards Board Standard No. 1, as currently in effect, and has discussed with RubinBrown LLP their independence and has determined that such services were compatible with maintaining their independence. The Audit Committee has the sole right to engage and terminate the Company’s independent accountants, to pre-approve their performance of audit services and permitted non-audit services, and to approve all audit and non-audit fees.

Determination of Independence

Our Board of Directors has determined that the fees received by RubinBrown LLP for professional services are compatible with maintaining RubinBrown LLP’s independence.

Approval of Non-Audit Services

We currently engage RubinBrown LLP, as our independent auditors. In addition to the audit services they provide with respect to our annual audited consolidated financial statements included in our Annual Report on Form 10-KSB and certain other filings with the SEC, RubinBrown LLP may provide to us in the future certain non-audit related services, such as review of SEC filings and United States GAAP advice. Effective as of July 20,2002, the Sarbanes Oxley Act of 2002 requires that all non-auditing services, other than in certain circumstances provided therein, provided to an issuer by the auditor of the issuer be pre-approved by the audit committee of the issuer. Accordingly, our Audit Committee will be required to pre-approve any such services prior to such an engagement.

Code of Ethics for Staff Members and Directors

The Company has adopted a Code of Ethics for Staff Members and Directors, which applies to all employees, including our Chief Executive and Chief Financial Officers. The Code is available on the “Investor Relations” portion of our web site at www.qsgi.com.

PROPOSAL 1 - RATIFICATION OF AMENDMENT TO THE COMPANY'S
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
THE NUMBER OF COMMON SHARES WHICH THE COMPANY IS AUTHORIZED
TO ISSUE FROM 55,000,000 TO 95,000,000 SHARES

The Company's shareholders are asked to act upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of Common Shares which the Company is authorized to issue from 55,000,000 to 95,000,000 shares of Common Stock, par value $.01 per share. Of this increase in authorized shares, 90 percent shall be used solely for the purpose of business development or acquisition.

In order to approve this proposal, the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, must be received in favor of this proposal. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of Common Shares which the Company is authorized to issue from 55,000,000 to 95,000,000. The affirmative vote of a majority of the votes cast is necessary to appoint RubinBrown LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES WHICH THE COMPANY IS QUTHORIZED TO ISSUE FROM 55,000,000 TO 95,000,000.

PROPOSAL 2 - VOTE UPON AN AMENDMENT TO THE COMPANY'S AMENDED
AND RESTATED BYLAWS THAT WOULD ALLOW FOR 3 YEAR STAGGERED
TERMS OF OFFICE FOR THE DIRECTORS BEGINNING AT THIS YEARS ANNUAL
MEETING OF STOCKHOLDERS.

The Company's shareholders are asked to act upon a proposal to amend the Company's Amended and Restated Bylaws to allow for 3 year staggered terms of office for the Directors beginning at this year's annual meeting. This supports continuity to the Board and assures orderly transition of the Board. As a phase in process, 2 Board members will be elected for term of one year, 3 Board members will be elected for a term of 2 years, and 2 Board members will be elected for a term of 3 years.

As a phase in process, it has been recommended by the current Board that the following Board members be elected to the following terms of office:
•	3 year term of office - Marc Sherman and Robert W. VanHellemont
•	2 year term of office - Edward L. Cummings, John F. Cunningham and Geoffrey A. Smith
•	1 year term of office - Seth A. Grossman and R. Keith Elliott

In order to approve this proposal, the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, must be received in favor of this proposal. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of an amendment to the Company's Amended and Restated Bylaws to allow for 3 year staggered terms of office for Board members.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED BYLAWS TO ALLOW FOR 3 YEAR STAGGERED TERMS OF OFFICE FOR THE DIRECTORS BEGINNING AT THIS YEAR'S ANNUAL MEETING.

PROPOSAL 3 - ELECTION OF DIRECTORS

At the 2006 Annual Meeting, seven directors are to be elected to hold office for varying terms expiring over the next three years at the Annual Meeting of Shareholders for the corresponding years as indicated in the table below and until their successors have been elected and qualified. By staggering the terms of office of Board members, it supports continuity of the Board and assumes an orderly transition of the Board. There are seven nominees for director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees

Name	Age	Position	Term Expiring
Marc Sherman	43	Chairman, and Chief Executive Officer, Director	2009
R. Keith Elliott	64	Director	2007
Seth A. Grossman	41	President, Chief Operating Officer, Director	2007
Edward L. Cummings	57	Chief Financial Officer, Treasurer, Director	2008
Robert W. VanHellemont	60	Director	2009
Geoffrey A. Smith	49	Director	2008
John F. Cunningham	63	Director	2008

Marc Sherman founded QSGI INC. in August 2001 and has served as Chairman, and Chief Executive Officer since then. His term of office expires at the 2006 annual meeting and he has indicated he is available for reelection. Mr. Sherman served as a director of and Chief Executive Officer of Intellesale, Inc. (and its predecessor, Universal Commodities Corp.), from December 1994 to July 2001, a company that purchased and sold large volumes of off-lease/off finance excess, used, refurbished and “as-is” computer equipment and related products and which provided technology asset management to companies wishing to maximize the value of their computer equipment coming to the end of its useful or book lives. Prior to 1994, Mr. Sherman served in key positions in various family businesses. Mr. Sherman has over fifteen years of experience in marketing, operations and executive management.

Seth A. Grossman was hired on March 14, 2005 as the President and Chief Operating Officer. He had joined the Board of Directors in November 2003. His term of office expires at the 2006 annual meeting and he has indicated that he is available for reelection. Mr. Grossman was the Executive Vice President and Chief Strategic Officer of Paxson Communications Corporation (AMEX:PAX). He joined Paxson Communications in 1995 as its Director of Finance, before assuming additional responsibilities as SVP of Investor Relations and Corporate Development and then Chief Financial Officer. Prior to his tenure at Paxson, Mr. Grossman was a Senior Associate with Houlihan, Lokey, Howard & Zukin, a specialty investment bank in New York where he concentrated on corporate finance, valuation advisory and restructuring. Mr. Grossman was also a partner with McFerren Holding Co., a Central and Eastern European privatization consulting firm. Mr. Grossman holds a BBA with distinction from the University of Michigan and an MBA from the Harvard Graduate School of Business Administration. He has previously served as a director on the Board of the Enterprise Development Corporation of South Florida, a not-for-profit technology enterprise development concern.

Edward L. Cummings co-founded QSGI INC. and has served as its Chief Financial Officer and Treasurer since inception. His term of office expires at the 2006 annual meeting and he has indicated that he is available for reelection. Mr. Cummings joined the Board of Directors of the Company in February 2004 to fill a vacancy. He served as Executive Vice President, Chief Financial Officer and Secretary of Intellesale, Inc. from July 1999 to February 2001. He joined its predecessor company Universal Commodities Corp. in October 1995 as controller and was elected to the board of directors in January 1997. From September 1994 to October 1995 he owned TCC, Inc., an operator of several retail gift shops. From December 1981 to September 1994 he was Chief Financial Officer and Treasurer of Albert E. Price, Inc., a giftware import and export company.

R. Keith Elliott was appointed to the board of directors in January 2003 to fill a vacancy. His term of office expires at the 2006 annual meeting and he has indicated he is available for reelection. Mr. Elliott is the retired chairman and chief executive officer of Hercules, Inc. He had been elected chairman and chief executive officer of Hercules, Inc. in 1997. From 1991 to April 2000, he served Hercules, Inc. as Senior Vice President and Chief Financial Officer; Executive Vice President and Chief Financial Officer; President and Chief Operating Officer; President and Chief Executive Officer; and Chairman of the Board of Directors. Hercules, Inc. is a multi-national specialty chemical manufacturer serving the paper, water, construction, pharmaceutical, food, consumer non-durable and adhesive markets and industries. Mr. Elliott is a member of the Board of Directors of Checkpoint Systems, Inc., a multi-national manufacturer of electronic labeling systems used in the retail industry to identify products and reduce theft, Sithe Energies Company, which develops peaking power plants based on gas, oil and coal fuels, Wilmington Trust Company, which provides customized financial alternatives for wealth advisory clients, corporate clients, and regional banking clients, Computer Task Group, an information technology staffing and solutions company, and the Institute for Defense Analyses, a federally funded research and development company. He also serves as a member of the National Advisory Board for the University of South Carolina. Mr. Elliott serves as Chairman of the Audit Committee and is a member of the Compensation Committee of the Board of Directors. The Board of Directors has determined that Mr. Elliott is an Audit Committee Financial Expert, as that term is defined in the rules issued pursuant to the Sarbanes-Oxley Act of 2002. This designation does not impose any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed by being a member of the audit committee or board of directors. The Board of Directors has also determined that Mr. Elliott is independent, as that term is defined under the enhanced independence standards for audit committee members in the Securities Exchange Act of 1934 and rules there under.

Robert W. VanHellemont was appointed to the Board of Directors in August 2004 to fill a vacancy. His term of office expires at the 2006 annual meeting and he has indicated that he is available for reelection. Mr. VanHellemont is the founder and chief executive officer of the Varilease companies. The Varilease companies are leading North American business equipment and financing providers, which have financed more than $1 billion in assets worldwide. Mr. VanHellemont founded Varilease Corp. in 1987 and founded Varilease Technology Finance Group, Inc. in 2000. Additionally, Mr. VanHellemont served as senior vice president of Thomson-McKinnon Securities and spent over 10 years in senior positions at CMI Corp.

Geoffrey A. Smith was appointed to the Board of Directors in September 2005 to fill a vacancy. His term of office expires at the 2006 annual meeting and he has indicated that he is available for reelection. Mr. Smith is the founder and president of LP Enterprises, LLC. LP Enterprises, LLC provides Information Technology, Strategy, and Customer Relationship Management expertise across a broad range of direct clients - private sector, corporations, non-profits and the sports industry. From 1979 through 2005, he worked for Procter & Gamble. During his career with P & G, he progressed through a variety of IT/business responsibilities, ultimately reaching the role of Deputy CIO. He is a graduate of Cornell University with a B.S. degree in Industrial Engineering and Operations research. Mr. Smith is on the Board of Tech Corps Ohio, a non-profit dedicated to the enhancement of K-12 education through the effective use of technology in schools.

John F. Cunningham was appointed to the Board of Directors in September 2005 to fill a vacancy. His term of office expires at the 2006 annual meeting and he has indicated that he is available for reelection. Mr. Cunningham is the Chairman and CEO of Cunningham & Co, Inc., which offers highly specialized strategic and valuation services to technology and computer related companies.  From 1985 to 1989, he served as chairman and CEO of CCI, an Amex-listed company. Previously, Mr. Cunningham served as president and chief operating officer of Wang Laboratories. Mr. Cunningham is a Trustee Associate of Boston College and an independent trustee director of Federated Funds.  He has previously served as a director of the First National Bank of Boston, Apollo Computer Inc., Computervision Corp., EMC Corp., and Honeywell Federal Systems Corp.

None of the Directors or Executive Officers of the Company:

•	have filed a bankruptcy petition or served as a general partner or an executive officer of any entity that has filed or had filed against it a bankruptcy petition;

•	have been convicted in a criminal proceeding or is the subject of a pending criminal proceeding;

•
are subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoined, barred or suspended or otherwise limited in their involvement in any type of business, securities or banking activities; or

•
have been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated federal or state securities or commodities law and the judgment has not been reversed, suspended or vacated.

BOARD OF DIRECTORS

Directors are elected at the Company’s annual meeting of Stockholders and previously have served for one year. Beginning with this year's election, Directors will serve until the annual stockholders' meeting in the year their term expires. The term expiration dates are included in the table above, or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company’s non-employee directors receive a fixed quarterly fee in the amount of $6,250 per quarter. Reasonable travel expenses are reimbursed when incurred. Individuals who become directors are automatically granted an initial option to purchase 100,000 shares of common stock on the date they become directors. Each of such options is granted pursuant to the Company’s 2002 Flexible Stock Plan. Directors of the Company who are also employees of the company will not receive additional compensation for their services as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE LATER OF THE COMPANY’S 2007 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR TERM EXPIRES AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee of the Board of Directors appointed RubinBrown LLP as the Company’s independent certified public accountants for the fiscal year ending December 31, 2006. A representative of RubinBrown LLP may be present at the Annual Meeting. The representative will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint RubinBrown LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF RUBINBROWN LLP AS THE COMPANY’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as “beliefs,” “expects,” “may,” “will,” “should,” “estimates,” or “anticipates” or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which many cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in “Note on Forward-Looking Statements” in our Annual Report on Form 10-KSB for the year ended December 31 2005, and (b) the ability to operate our business in a manner that will enhance stockholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances or otherwise update these forward looking statements.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact counsel for the Company: Burger, Farmer and Cohen, 1601 Forum Place, West Palm Beach, Florida 33401.

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, we file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, NW. Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

INFORMATION INCORPORATED BY REFERANCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date filing of such documents:

Annual Report of Form 10-KSB for the fiscal year December 31 2005, a copy of which is being provided with this proxy statement.

Quarterly Reports on Form 10-QSB for the quarter ended March 31, 2006 and June 30, 2006.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this proxy Statement and prior to the effective date of the actions taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated be reference herein, modifies or supersedes such statement. Any statement so modifies or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

This proxy statement incorporates, by reference, certain documents that are not present herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which or not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to out Secretary at our address and telephone number set forth herein.

SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the 2007 Annual Meeting and have it included in our proxy statement must submit the proposal in writing to Marc Sherman, at 70 Lake Drive, Hightstown, NJ 08520. We must receive the proposal no later than March 12, 2007.

Shareholders intending to present a proposal at the 2007 Annual Meeting, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the “Exchange Act”). The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company’s proxy statement for the immediately proceeding year’s annual meeting. Therefore, the Company must receive notice of such proposal for the 2007 Annual Meeting no later than March 12, 2007. If the notice is after March 12, 2007, it will be considered untimely and we will not be required to present it at the 2007 Annual Meeting. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board or Directors and are being mailed and delivered to shareholders by its authority.

By Order of the Board of Directors

Hightstown, NJ	MARC SHERMAN
August 10, 2006	CHAIRMAN OF THE BOARD

ANNUAL MEETING OF STOCKHOLDERS OF
QSGI INC.
September 18, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1.	Election of Directors:
2. To vote upon an amendment to the Company’s Amendment and Restated Certificate of Incorporation to increase the number of common shares which the Company is authorized to issue from 55,000,000 to 95,000,000 shares of Common Stock, par value $ .01 per share.
					FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
[ ]	FOR ALL NOMINEES	NOMINEES:
		O	Marc Sherman
[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES	O	Seth A. Grossman
		O	Edward L. Cummings
[ ]	FOR ALL EXCEPT (See instructions below)	O	R. Keith Elliot
		O	Robert W. VanHellemont
		O	Geoffrey A. Smith
		O	John F. Cunningham

3. To vote upon an amendment to the Company’s Amended and Restated Bylaws that would allow for 3 year staggered terms of office for the directors beginning at the Annual Meeting of Stockholders in 2006.

					[ ]	[ ]	[ ]
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				4. To ratify the appointment of RubinBrown LLP as the Company’s independent certified public accountant for the fiscal year ending December 31, 2006.	[ ]	[ ]	[ ]

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy is solicited on behalf of the Board of Directors of the Company.
This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted "FOR" election of the Directors and "FOR" proposals 2, 3 and 4.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
[ ]
Signature of Stockholder			Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QSGI INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 18, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Marc Sherman and Edward L. Cummings as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of QSGI INC. held of record by the undersigned on August 10, 2006, at the Annual Meeting of Stockholders to be held at the Hilton Palm Beach Airport located at 150 Australian Avenue, West Palm Beach, FL 33401 at 10:00 a.m. on September 18, 2006, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)